UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15 (d)

of The Securities Exchange Act of 1934

Date of report (Date of earliest event reported):

February 3, 2023

EASTMAN CHEMICAL COMPANY

(Exact Name of Registrant as Specified in Its Charter)

Delaware	1-12626	62-1539359
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

200 South Wilcox Drive

Kingsport Tennessee 37662

(Address of Principal Executive Offices) (Zip Code)

(423) 229-2000

(Registrant’s Telephone Number, Including Area Code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.01 per share	EMN	New York Stock Exchange
1.50% Notes Due 2023	EMN23	New York Stock Exchange
1.875% Notes Due 2026	EMN26	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

(d) On February 3, 2023, the Board of Directors of Eastman Chemical Company (the “Company”) elected Linnie M. Haynesworth as a director to serve until the Company’s 2023 Annual Meeting of Stockholders. She has been appointed to serve as a member of the Audit, Finance, and Environmental, Safety and Sustainability Committees of the Board of Directors. Ms. Haynesworth will receive non-employee director compensation under the standard arrangements and agreements, which include cash compensation, equity awards, and an indemnification agreement, which are further described in the Company’s 2022 Proxy Statement filed with the Securities and Exchange Commission on March 23, 2022.

There are no arrangements or understandings between Ms. Haynesworth and any other persons pursuant to which she was elected as a director. Ms. Haynesworth does not have any family relationships with any of the Company’s directors or executive officers. There are no transactions and no proposed transactions between Ms. Haynesworth and the Company that would be required to be disclosed pursuant to Item 404(a) of Regulation S-K.

Item 7.01 Regulation FD Disclosure.

On February 6, 2023, the Company issued a press release announcing the change to the Board discussed in Item 5.02 of this Current Report on Form 8-K. A copy of the press release is furnished as Exhibit 99.1 to this Current Report on Form 8-K

Item 9.01 (d) Exhibits

Exhibit 99.1 is furnished pursuant to Item 9.01(d).

99.1	Press release announcing election of Linnie M. Haynesworth as a director

104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

Eastman Chemical Company

By:	/s/ Clark L. Jordan
Clark L. Jordan
Vice President, Legal and Corporate Secretary
Date: February 7, 2023

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